Exhibit 28 (a)(2) under Form N-1A

Exhibit 3(i) under Item 601/Reg. S-K

FEDERATED MDT EQUITY TRUST

(a Delaware Statutory Trust)

AGREEMENT AND DECLARATION OF TRUST

Dated as of July 12, 2017

FEDERATED MDT EQUITY TRUST

AGREEMENT AND DECLARATION OF TRUST

This AGREEMENT AND DECLARATION OF TRUST is made and entered into as of July __, 2017, by the Trustees whose signatures are affixed hereto.

WHEREAS, the Trustees desire to create a trust for the investment and reinvestment of funds contributed by the holders from time to time of the shares of beneficial interest in the Trust; and

WHEREAS, the assets of the Trust may be divided into one or more Series, each with its own separate investment portfolio and investment objectives, policies and restrictions, and the beneficial interest in each such Series divided into transferable Shares, there being a separate series of Shares for each Series, all in accordance with the provisions hereinafter set forth; and

WHEREAS, the Trustees intend to form the Trust as a Delaware statutory trust by the filing of a certificate of trust in the office of the Delaware Secretary of State in accordance with the Delaware Act.

NOW, THEREFORE, the Trustees do hereby declare that all cash, securities and other assets contributed to the Trust, together with the income therefrom and the proceeds thereof, shall be held and managed upon the following terms and conditions.

ARTICLE I
Name and Definitions

Section 1.1            Name. The name of the Trust is “Federated MDT Equity Trust” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine. The Trustees may, without Shareholder authorization or approval, change the name of the Trust or any Series or Class and adopt such other name as they deem proper. Any name change of any Series or Class shall become effective upon the adoption by the Board of Trustees of a resolution approving such change, whether directly in such resolution or by reference to or approval of another document that sets forth such change, or at a future date or time specified in such resolution or other document. Any name change of the Trust shall become effective upon the filing of a certificate of amendment reflecting such change in the office of the Delaware Secretary of State or at a future date or time specified in such certificate of amendment. Any such name change of the Trust shall constitute an amendment to this Declaration of Trust.

Section 1.2            Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

“1940 Act” means the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, all as amended from time to time; and “interested person,” “investment adviser” and “principal underwriter” have the meanings given them in the 1940 Act;

“Affiliated Person” shall have the meaning given to it in Section 2(a)(3) of the 1940 Act when used with reference to a specified Person.

“Board of Trustees” means the individuals, as a group, who from time to time constitute the Trustees in their capacities as Trustees hereunder;

“By-laws” means the by-laws of the Trust, as amended from time to time, which By-laws are incorporated herein by reference as part of the Trust’s “governing instrument” within the meaning of § 3801(c) of the Delaware Act;

“Certificate of Trust” means the certificate of trust, as amended from time to time, filed by the Trustees in the office of the Delaware Secretary of State in accordance with the Delaware Act to form the Trust;

“Class” means a class of Shares established by the Trustees in accordance with the provisions of Article III;

“Commission” means the U.S. Securities and Exchange Commission;

“Covered Person” shall have the meaning given it in Section 9.2 hereof;

“Declaration of Trust” means this Agreement and Declaration of Trust, as amended from time to time, which constitutes the “governing instrument” of the Trust within the meaning of § 3801(c) of the Delaware Act;

“Delaware Act” means the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq., as amended from time to time;

“Fundamental Policies” shall mean the investment policies and restrictions as set forth from time to time in any Prospectus or contained in any current Registration Statement of the Trust filed with the Commission or as otherwise adopted by the Trustees and the Shareholders in accordance with applicable requirements of the 1940 Act and designated as fundamental policies therein as they may be amended from time to time in accordance with applicable requirements of the 1940 Act

“General Assets” shall have the meaning given it in Section 3.11(a) hereof;

“Interested Person” shall have the meanings given in Section 2(a)(19) of the 1940 Act;

“Investment Adviser” or “Adviser” shall mean a party furnishing services to the Trust pursuant to any contract described in Section 5.12(a);

“Person” shall mean and include individuals, corporations, partnerships, trusts, limited liability companies, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

“Registration Statement” means the Trust’s registration statement or statements as filed with the Commission under, as applicable, the Securities Act of 1933 and the 1940 Act, as amended and from time to time in effect, and includes any prospectus or statement of additional information forming a part thereof;

“Series” shall mean each series of Shares referenced in, or established under or in accordance with, the provisions of Article III

“Shareholder” means a record owner of outstanding Shares;

“Shares” means the shares of beneficial interest into which the beneficial interest in the Trust or each Series shall be divided from time to time, including such Class or Classes of Shares as the Trustees may from time to time create and establish and includes fractions of Shares as well as whole Shares;

“Trust” means the Delaware statutory trust formed under the Delaware Act by the adoption of this Declaration of Trust and the filing of the Certificate of Trust;

“Trust Property” shall mean as of any particular time any and all property, real or personal, tangible or intangible, which at such time is owned or held by or for the account of the Trust or the Trustees in such capacity and not allocated to any Series;

“Trustees” means the individuals who have signed this Declaration of Trust and all other individuals who may from time to time be duly appointed to serve as Trustees in accordance with the provisions hereof, in each case so long as such individual shall continue in office in accordance with the terms of this Declaration of Trust; and

ARTICLE II
Purpose of the TRUST

The purpose of the Trust is to conduct, operate and carry on the business of an investment company registered under the 1940 Act through one or more Series investing primarily in securities, and to carry on such other business or businesses as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust. In furtherance of the foregoing, the Trust may do everything necessary, suitable, convenient, customary or proper for the conduct, promotion and attainment of any businesses and purposes which at any time may be incidental to, or may appear conducive or expedient for the accomplishment of the business of, an investment company registered under the 1940 Act, or any such other business or businesses as the Trustees may from time to time determine, and which may be engaged in or carried on by a statutory trust formed under the Delaware Act; and in connection therewith, the Trust shall have and may exercise all of the powers conferred by the laws of the State of Delaware upon a Delaware statutory trust.

ARTICLE III
Beneficial Interest

Section 3.1            Beneficial Interest. The beneficial interest in the Trust shall be divided into Shares. The Trust and any Series may have no Classes, may consist of one Class or may be divided into two or more Classes. The number of Shares of the Trust and each Series and Class authorized hereunder is unlimited. The Trust is authorized to issue an unlimited number of Shares, and upon the establishment of any Series or Class as provided herein, the Trust shall be authorized to issue an unlimited number of Shares of each such Series and Class, unless otherwise determined and subject to any conditions set forth, by the Trustees.

Subject to the provisions of this Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or approval of the Shareholders of any Series or Class: (i) to divide the beneficial interest in each Series or Class into Shares, with or without par value as the Trustees shall determine; (ii) to issue Shares without limitation as to number (including fractional Shares and Shares held in a Series’ treasury), to such Persons and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate; (iii) to establish and designate and to change in any manner any Series or Class with such preferences, voting powers, terms of conversion, rights, privileges and business purpose or investment objective as the Trustees may from time to time determine, which preferences, voting powers, terms of conversion, rights, privileges and business purpose or investment objective may be different from any existing Series or Class and may be limited to specified assets or liabilities of the Trust or profits and losses associated therewith; (iv) to divide or combine the Shares of the Trust or any Series or Class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of the Trust or such Series or Class in the assets held with respect to the Trust or such Series or Class; (v) to classify or reclassify any Shares of the Trust or any Series or Class into Shares of one or more Series or Classes (whether the Shares to be classified or reclassified are issued and outstanding or unissued and whether such Shares constitute part or all of the Shares of the Trust or such Series or Class); and (vi) to take such other action with respect to the Shares of the Trust or any Series or Class as the Trustees may deem desirable.

The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent, which books shall be maintained separately for the Shares of each Series or Class and contain the names and addresses of the Shareholders and the number of Shares of each Series and Class held by each Shareholder. No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of each Series as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series and Class and as to the number of Shares of the Trust and of each Series and Class held from time to time by each Shareholder. The Trustees may at any time discontinue the issuance of Share certificates and may, by written notice to each applicable Shareholder, require the surrender of Share certificates to the Trust for cancellation. Such surrender and cancellation shall not affect the ownership of Shares in the Trust.

Subject to the relevant distinctions permitted among Classes of the Trust or any Series as established by the Trustees consistent with applicable requirements of the 1940 Act (or exemptive orders issued by the Commission), each Share of the Trust or any Series shall represent an equal beneficial interest in the net assets of the Trust or such Series, and each Shareholder of the Trust or any Series shall be entitled to receive such Shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such Series. Upon redemption of the Shares of any Series or upon liquidation or termination of any Series, the applicable Shareholder shall be paid solely out of the funds and property of such Series of the Trust. Ownership of Shares shall not be deemed to establish a contract between the Shareholder and the Trust or any Series. A Shareholder of a particular Series shall not be entitled to participate in a derivative or class action on behalf of any other Series or the Shareholders of any other Series of the Trust.

All references to Shares in this Declaration of Trust shall be deemed to be Shares of the Trust and any or all Series or Classes, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the trust and each Class, except as context otherwise requires.

Section 3.2            Other Securities. The Trustees may, subject to the Fundamental Policies and applicable requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, limitations and restrictions as the Trustee see fit, including preferred interests, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any Series or Class, they are hereby authorized and empowered to amend or supplement this Declaration of Trust as they deem necessary or appropriate, including to comply with applicable requirements of the 1940 Act or requirements imposed by the rating agencies or other Persons, all without Shareholder authorization or approval. Any such supplement or amendment shall be filed as is necessary. The Trustees are also authorized to take such actions and retain such Persons as they see fit to offer and sell such securities.

Section 3.3            Rights of Shareholders. The Shares shall be personal property giving only the rights in this Declaration of Trust specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the applicable Series or any Series or the Trust nor can they be called upon to share or assume any losses of the Trust or any Series or Class, subject to the right of the Trustees to charge certain expenses directly to Shareholders, as provided in the last sentence of Section 5.8, suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as specified in this Section 3.3, in Section 10.2 or as specified by the Trustees when creating the Shares, as in preferred shares).

Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the By-laws and to have become a party hereto and thereto. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the continuance of the Trust or an applicable Series shall not operate to terminate the same or entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust, any Series or the Trustees, but only to the rights of said decedent under this Declaration of Trust.

Section 3.4            Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship with another trust. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 3.5            Issuance of Shares. The Trustees, in their discretion, may from time to time without Shareholder authorization or approval issue Shares including preferred shares that may have been established pursuant to Section 3.2, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interest in such Shares. Issuances and redemptions of Shares may be made in whole Shares and/or 1/1,000ths of a Shares or multiples thereof as the Trustees may determine.

Section 3.6            Register of Shares. A register shall be kept at the offices of the Trust or any transfer agent duly appointed by the Trustees under the direction of the Trustees which shall contain the names and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Separate registers shall be established and maintained for each Series or Class. Each such register shall be conclusive as to who are the holders of the Shares of the applicable Series or Class and who will be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him or her as herein provided, until he or she has given his or her address to a transfer agent or such other officer or agent of the Trust as shall keep the register for entry thereon. The Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate fees thereof and rules and regulations as to their use.

Section 3.7            Transfer Agent and Registrar. The Trustees shall have the power to engage a transfer agent or transfer agents, and a registrar or registrars, with respect to the Shares. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Shares. Any such transfer agent and/or registrars shall perform the duties usually performed by transfer agents and registrars of certificates of stock in a corporation, as modified by the Trustees.

Section 3.8            Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Trustees or a transfer or similar agent of the Trust of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the applicable register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereof and neither the Trustees nor any transfer or similar agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

Any Person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the applicable register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or a transfer agent of the Trust, but until such record is made, the Shareholder of record shall be deemed to be the holder of such for all purposes hereof, and neither the Trustees nor any transfer agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

Section 3.9            Notices. Any and all notices to which any Shareholder hereunder may be entitled and any and all communications shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his or her last known address as recorded on the applicable register of the Trust.

Section 3.10        Status of Shares; Limitation of Personal Liability. For the avoidance of doubt, Shareholders shall have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent to or contractor with the Trust, including any third party beneficiary rights. None of the Trust, the Trustees or any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class. Shareholders shall be entitled, to the fullest extent permitted by law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit.

Section 3.11        Establishment of Series and Classes of Shares. The Series and Classes indicated on Schedule A (“Schedule A”) as of the date hereof are hereby established and are referred to as the “Initial Series and Classes.” The establishment of any additional Series or Class shall be effective upon the adoption by the Board of Trustees of a resolution that sets forth the establishment and designation of or otherwise identifies such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth the establishment and designation of, or otherwise identifies, such Series or Class, including any Registration Statement, or as otherwise provided in such resolution. The relative rights and preferences of the Initial Series and Classes shall be as set forth herein. The relative rights and preferences of each additional Series or Class shall be as set forth herein, unless expressly provided otherwise by the Trustees in establishing such Series or Class. The Trustees shall cause Schedule A to be amended from time to time to reflect the establishment of any additional Series or Class or the termination of any Series or Class; however, any such amendment shall not be requisite to the effectiveness of the establishment or termination of any Series or Class. The creation and establishment of any Series pursuant to this Section 3.11 may, but need not, be evidenced by an instrument executed by a majority of the Board of Trustees. Any such instrument shall have the status of an amendment to this Declaration of Trust. For the avoidance of doubt, to the maximum extent permitted by law, the Trust’s public filings, including its Registration Statement, shall not constitute a contract between the Trust or any Series and the Shareholders, and shall not give rise to any contract claims by the Shareholders against the Trust or any Series.

Unless otherwise provided in any Registration Statement relating thereto, Shares of the Initial Series and Classes and each additional Series or Class established pursuant to this Article III (unless otherwise provided in the resolution establishing such additional Series or Class), shall have the following relative rights and preferences:

(a) Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, and shall be so recorded upon the books of account of the Trust with respect to such Series. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets held with respect to” that Series. In the event that the Trust has only issued Shares of two or more Series (and not Shares of the Trust) and there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular Series (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b) Liabilities Held with Respect to a Particular Series. All liabilities of the Trust held with respect to a particular Series and all expenses, costs, charges and reserves attributable to that Series shall be charged against the assets held with respect to that Series only. Any general liabilities of the Trust that are not readily identifiable as being held with respect to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. All liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as “liabilities held with respect to” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. All liabilities held with respect to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series and, except as otherwise provided in this Declaration of Trust with respect to the allocation of General Assets, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets of such Series. Notice of this limitation on inter-Series liabilities shall be set forth in the Certificate of Trust or in an amendment thereto. To the extent required by Section 3804(a) of the Delaware Act in order to give effect to the limitation on inter-Series liabilities set forth in this Section 3.11: (i) separate and distinct records shall be maintained for each Series; (ii) the assets held with respect to each Series shall be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets held with respect to all other Series, the assets held with respect to the Trust generally, and the General Assets of the Trust not allocated to such Series; and or (iii) the records maintained for each Series shall account for the assets held with respect to such Series separately from the assets of any other Series, the assets held with respect to the Trust generally, and from the General Assets of the Trust not allocated to such Series.

(c) Dividends, Distributions, Redemptions, and Repurchases. Notwithstanding any other provisions of this Declaration of Trust, including Article VI, no dividend or distribution on the Shares of any Series, including any distribution paid in connection with termination of the Trust or such Series or any Class of such Series, nor any redemption or repurchase of, the Shares of such Series or Class shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have the sole discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon all Shareholders for all purposes.

(d) Fractions. Any fractional Share of the Trust or a Series shall carry proportionately all the rights and obligations of a whole Share of the Trust or that Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust or that Series, as the case may be.

(e) Exchange Privilege. The Trustees shall have the authority to provide that the Shareholders of any Series or Class shall have the right to exchange or convert their Shares for Shares of one or more other Series or Classes of Shares or for interests in one or more trusts, corporations or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees.

(f) Combination of Series and Classes. The Trustees shall have the authority, without the approval of the Shareholders of the Trust or any Series or Class unless otherwise required by applicable federal law, to combine the assets and liabilities held with respect to any two or more Series or Classes into assets and liabilities held with respect to a single Series or Class and in connection therewith to cause the Shareholders of each such Series or Class to become shareholders of such single Series or Class.

(g) Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series or Class previously established, the Trustees may abolish that Series or Class and rescind the establishment thereof.

(h) Division of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class unless otherwise required by applicable federal law, to divide the assets and liabilities held with respect to any Series or Class into assets and liabilities held with respect to an additional one or more Series or Classes and in connection therewith to cause some or all of the Shareholders of such Series or Class to be admitted as Shareholders of such additional one or more Series or Classes.

(i) Class Designation. The variations in the relative rights and preferences as between the different Classes of the Trust, or, if any Series be established, the Series shall be fixed and determined by the Trustees; provided, that all Shares of the Trust or of any Series shall be identical to all other Shares of the Trust or the same Series, as the case may be, except that there may be variations between different Classes as to, among other things, allocation of expenses, right of redemption, special and relative rights as to dividends and on liquidation, conversion rights, and conditions under which the several Classes shall have separate voting rights. Liabilities, expenses, costs, charges and reserves related to the distribution of, and other identified expenses that should properly be allocated to, the Shares of a particular Class may be charged to and borne solely by such Class and the bearing of expenses solely by a Class of Shares may be appropriately reflected (in a manner determined by the Trustees) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the Shares of different Classes. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Classes for all purposes.

ARTICLE IV
Trustees

Section 4.1            Number, Election and Tenure. The initial Trustees shall be the persons initially signing this Declaration of Trust. The number of Trustees shall be the number of persons so signing until changed by the Trustees, and the Trustees may fix the number of Trustees from time to time; provided that the number of Trustees shall at all times be at least one (1). Each Trustee shall serve during the continued lifetime of the Trust until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve as herein provided. Shareholders shall not be entitled to elect Trustees except as required by the 1940 Act. To the extent required by the 1940 Act, the Shareholders shall elect the Trustees on such dates as the Trustees may fix from time to time. Any Trustee may resign at any time by an instrument signed by him or her and delivered to the Trust’s President or the other Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. In the event that after the proxy material has been printed for a meeting of Shareholders at which Trustees are to be elected any one or more nominees named in such proxy material dies or become incapacitated or is otherwise unable or unwilling to serve, the authorized number of Trustees shall be automatically reduced by the number of such nominees, unless the Board of Trustees prior to the meeting shall otherwise determine. Any Trustee may be removed with or without cause at any time by written instrument, signed by at least two-thirds (2/3) of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. Any Trustee may be removed with or without cause at any meeting of Shareholders by a vote of two-thirds of the total combined net asset value of all Shares issued and outstanding. A meeting of Shareholders for the purpose of electing or removing one or more Trustees shall be called as provided in the By-Laws.

Section 4.2            Resignation and Removal. Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered to any officer of the Trust or to a meeting of the Trustees, and such resignation shall be effective upon receipt, or at a later date according to the terms of the instrument. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his or her resignation or removal (other than compensation received by a retiring Trustee as a Director Emeritus or similar position), or any right to damages on account of such removal. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Section 4.1) for any reason, with or without cause, by action taken by a majority of the remaining Trustees. Upon the resignation or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, he or she shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

Section 4.3            Vacancies. Whenever a vacancy in the Board of Trustees shall occur regardless of the reason for such vacancy, the remaining Trustees may fill such vacancy by appointing an individual having the qualifications described in this Article IV, consistent with applicable limitations under the 1940 Act, by a written instrument signed by a majority of the Trustees then in office or may leave such vacancy unfilled or may reduce the number of Trustees; provided the aggregate number of Trustees after such reduction shall not be less than the minimum number required by Section 4.1. Any vacancy created by an increase in Trustees may be filled by the appointment of an individual having the qualifications described in this Article IV, consistent with applicable limitations under the 1940 Act, made by a written instrument signed by a majority of the Trustees then in office. No vacancy shall operate to annul this Declaration of Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all duties imposed upon the Trustees by this Declaration of Trust. Upon the appointment of a successor Trustee and without any further act or conveyance, he or she shall be deemed a Trustee hereunder.

The death, declination to serve, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided herein to bring the total number of Trustees equal to the designated number, or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees. As evidence of such vacancy, an instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a Trustee. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to replace those no longer serving, the Trust’s Investment Manager(s) are empowered to appoint new Trustees subject to applicable provisions of Section 16(a) of the 1940 Act.

Section 4.4            Meetings. Meetings of the Trustees shall be held from time to time upon the call of the Chairman, if any, or the President or such other Persons as may be specified in the By-laws. Regular meetings of the Trustees may be held without call or notice at a time and place fixed by the By-laws or by resolution of the Trustees. Notice of any other meeting shall be given to the Trustees before the meeting at the time and in the manner specified in the By-laws, but may be waived in writing by any Trustee either before or after such meeting. The attendance of a Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Trustee indicates for the record at the outset of a meeting that he or she is attending that meeting for the express purpose of objecting to the transaction of any business at that meeting on the ground that the meeting has not been properly called or convened. A quorum for all meetings of the Trustees shall be one-third, but not less than two, of the Trustees or such greater number as may be specified in the By-laws, unless there is only one Trustee, at which point a quorum will consist of that one Trustee. Unless provided otherwise in this Declaration of Trust and except as required under applicable provisions of the 1940 Act, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consent of a majority of the Trustees.

Any committee of the Trustees, including all executive committees, if any, may act with or without a meeting. A quorum for all meeting of any such committee shall be one-third, but not less than two, of the members thereof. Unless provided otherwise in this Declaration of Trust, and except as required under applicable provisions of the 1940 Act, any action of any such committee may be taken at a meeting by vote of a majority of the members present (a quorum being present) or without a meeting by written consent of a majority of the members.

With respect to actions of the Trustees and any committee of the Trustees, Trustees who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section 4.4 and shall be entitled to vote to the extent not prohibited by applicable provisions of the 1940 Act.

All of any one or more Trustees may participate in a meeting of Trustees or any committee thereof by means of a conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in Person at such meeting.

Section 4.5            Trustee Action by Written Consent. Except as otherwise limited by applicable provisions of the 1940 Act, any action which may be taken by Trustees by vote may be taken without a meeting if that number of the Trustees, or members of a committee, as the case may be, required for approval of such action at a meeting of the Trustees or of such committee at which all members of the Board of Trustees or such committee are present consent to the action in writing and the written consents are filed with the records of the meetings of Trustees. A consent may be delivered by delivery of a Trustee’s original signature or delivery of a Trustee’s signature or e-signature electronically via facsimile, .pdf, electronic mail or other electronic means. Any such consent shall be treated for all purposes as a vote taken at a meeting of Trustees.

Section 4.6            Officers. The Trustees shall elect a President, a Secretary a Treasurer, one or more Executive Vice Presidents, one or more Senior Vice Presidents and one or more Vice Presidents, and may elect a Chairman or other officer or officers of the Trust as Trustees deem appropriate who shall serve at the pleasure of the Trustees or until their successors are elected or their resignation received and accepted. The Trustees may elect or appoint or may authorize the Chairman, if any, or President to appoint one or more assistant secretaries, assistant treasurers, assistant vice presidents and such other officers or agents with such powers as the Trustees may deem to be advisable. A Chairman shall, and the President, Secretary and Treasurer may, but need not, be a Trustee.

Section 4.7            Trustee Compensation. Any Trustee may be compensated for his or her services as Trustee by fixed periodic payments or by fees for attendance at meetings, by both or otherwise, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Trustees may from time to time determine. Nothing herein shall in any way prevent the engagement or employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

ARTICLE V
POWERS OF THE Trustees

Section 5.1            General(a). The Trustees in all instances shall act as principals for and on behalf of the Trust and their acts shall bind the Trust. The business and affairs of the Trust shall be managed by the Trustees and they shall have full power and authority to do any and all acts and to make and execute all contracts and instruments that they may consider necessary, appropriate or desirable in connection with the management of the Trust. The Trustees shall have the full power and authority to adopt such accounting and tax account practices as they consider appropriate for the Trust and for any Series or Class. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of the United State of America, the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies and instrumentalities of the United States of America and of foreign governments, and to do all such other things as they deem necessary, appropriate or desirable in order to promote or implement the interests of the Trust or of any Series or Class although such things are not herein specifically mentioned. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted in this Declaration of Trust. The Trustees may perform such acts as in their sole discretion are proper for conducting the business of the Trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid powers. Such powers of the Trustees may be exercised without order of or resort to any court. Any determination as to what is in the interest of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees or, as applicable their delegatees.

Section 5.2            Investments(a). The Trustees shall have full power and authority, subject to the Fundamental Policies in effect from time to time with respect to the Trust to:

Manage, conduct, operate and carry on the business of an investment company, and exercise all of the powers necessary and appropriate to the conduct of such operations;

Subscribe for, invest in, reinvest in, purchase or otherwise acquire, hold, pledge, sell, assign, transfer, exchange, distribute or otherwise deal in or dispose of any and all sorts of property, tangible or intangible, including securities, investments, instruments and other assets of any type whatsoever, whether equity or non-equity, such as, for example and without limitation, stocks, profit-sharing interests or participations and all other contracts for or evidences of equity interests, bonds, debentures, warrants and rights to purchase securities, and interests in loans, certificates of beneficial interest, bills, notes and all other contracts for or evidence of indebtedness, money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers’ acceptances, and other negotiable and non-negotiable securities, investments, instruments and other assets, however named or described, issued by corporations, trusts, associations or any other Persons, domestic or foreign, or issued or guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, by any State, territory or possession of the United States, by any political subdivision or agency or instrumentality of any state or foreign country, or by any other government or other governmental or quasi-governmental agency or instrumentality, domestic or foreign; to acquire and dispose of interests in domestic or foreign loans made by banks and other financial institutions; to deposit any assets of the Trust in any bank, trust company or banking institution or retain any such assets in domestic or foreign cash or currency; to purchase and sell gold and silver bullion, precious or strategic metals, and coins and currency of all countries; to engage in “when issued” and delayed delivery transactions; to enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements; to engage in all types and kinds of derivative transactions, including hedging techniques and investment management strategies; and to change the securities, investments, instruments and other assets of the Trust; and the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said securities, investments, instruments and other assets. The Trustees shall not be limited by any law limiting the investments which may be made by fiduciaries.

To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any Trust Property or any of the foregoing securities, investments, instruments or other assets; to purchase and sell options on securities, currency, precious metals and other commodities, indices, futures contracts and other derivatives or financial instruments and assets and enter into closing and other transactions in connection therewith; to enter into all types of commodities contracts, including the purchase and sale of futures contracts on securities, currency, precious metals and other commodities, indices and other financial instruments and assets; to enter into forward foreign currency exchange contracts and other foreign exchange and currency transactions of all types and kinds; to enter into interest rate, currency and other swap transactions; and to engage in all types and kinds of hedging, risk management and other derivatives transactions.

To exercise all rights, powers and privileges of ownership or in all securities, investments, instruments and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto; and to do all acts and things for the preservation, protection, improvement and enhancement in value of all such securities, investments, instruments and assets.

To acquire (by purchase, lease or otherwise) and to hold, use, maintain, lease, develop and dispose of (by sale or otherwise) any type or kind of property, real or personal, including domestic or foreign currency, and any right or interest therein.

To borrow money and in this connection issue notes, commercial paper or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any part of the Trust Property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person; to pay commitment and other borrowing-related fees; to lend all or part of the Trust Property to other Persons; and to issue general unsecured or other obligations of the Trust, and enter into indentures, lines of credit or other agreements relating thereto.

To aid, support or assist by further investment or other action any Person, any obligation of or interest which is included in the Trust Property or in the affairs of which the Trust has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, securities and other obligations of any such Person.

To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

To carry on any other business in connection with or incidental to any of the foregoing powers referred to in this Declaration of Trust, to do everything necessary, appropriate or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any powers referred to in this Declaration of Trust, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with such business or purposes, objects or powers.

To consent to or participate in any plan for the reorganization, asset sale, consolidation or merger of any corporation or issuer of any security, investment, instrument or other asset which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security, investment, instrument or other asset held in the Trust.

To purchase, and pay or incur premiums or other fees or expenses in connection with, property, political or other insurance on or with respect to any security, investment, instrument or other asset purchased or held by the Trust or any Trust Property.

To conduct any other lawful business as the Trustees deem appropriate or advisable from time to time.

The foregoing clauses shall be construed both as objects and powers, and shall not be held to limit or restrict in any manner the general and plenary powers of the Trustees.

Notwithstanding any other provision herein, the Trustees shall have full power in their discretion, without Shareholder authorization or approval, to invest part or all of the Trust Property, or to dispose of part or all of the Trust Property and invest the proceeds of such disposition, in securities, investments, instruments or other assets issued by one or more other investment companies registered under the 1940 Act or by one or more other pooled investment vehicles, whether or not registered.

Section 5.3            Legal Title. Legal title to all of the Trust Property shall at all times be considered to be vested in the Trust, except that the Board of Trustees shall have the power to cause legal title to any Trust Property to be held by or in the name of any Person as nominee, on such terms as the Board of Trustees may determine, in accordance with applicable law. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, declination to serve, removal or death of a Trustee, he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee (if any) in the Trust Property shall vest automatically in the Trust. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 5.4            Issuance and Repurchase of Shares. The Trustees shall have the full power and authority to issue, sell, repurchase, redeem, retire, cancel, acquire, combine, hold, resell, dispose of, transfer, and otherwise deal in, Shares, including Shares in fractional denominations, and, subject to the more detailed provisions set forth in Section 7.2, to apply to any such repurchase, redemption, retirement, cancellation, acquisition or combination of Shares any funds or property whether capital or surplus or otherwise. Shares may be sold for cash or property or other consideration whenever and in such amounts and manner as the Trustees deem desirable. The Trustees shall have full power to provide the distribution of Shares by the Trust.

Section 5.5            Borrow Money or Utilize Leverage. Subject to the Fundamental Policies in effect from time to time with respect to the Trust, the Trustees shall have the power to borrow money or otherwise obtain credit or utilize leverage to the maximum extent permitted by law or regulation (and to pay commitment and other borrowing-related fees in connection therewith) as such may be needed from time to time and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, including the lending of portfolio securities, and to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person, firm, association or corporation.

Section 5.6            Delegation; Committees. The Trustees shall have the power, consistent with their continuing exclusive authority over the management of the Trust and the Trust Property, to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to at least the same extent as such delegation is permitted to directors of corporations formed under the Delaware General Corporation Law and is permitted by applicable provisions of the 1940 Act, as well as any further delegations the Trustees may determine to be desirable, expedient or necessary in order to effect the purpose hereof, provided that such delegations by the Trustees shall not cause any Trustee to cease to be a Trustee of the Trust or cause such officer, employee or agent to be a Trustee of the Trust. The Trustees may designate an executive committee which shall have all authority of the entire Board of Trustees except such committee cannot declare dividends except to the extent specifically delegated by the Board of Trustees and cannot authorize removal of a Trustee or any merger, consolidation or sale of substantially all of the assets of the Trust. Any Trustee may, by power of attorney, delegate his or her power for a period not exceeding twelve months at any one time to any other Trustee or Trustees or other designated Persons.

Section 5.7            Collection and Payment. The Trustees shall have full power and authority to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property or the Trust, the Trustees or any officer, employee or agent of the Trust; to prosecute, defend, compromise or abandon any claims relating to the Trust Property or the Trust, or the Trustees or any officer, employee or agent of the Trust; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

Section 5.8            Expenses. The Trustees shall have full power and authority to incur and pay out of the Trust Property or income of the Trust or any Series any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of this Declaration of Trust, and the business of the Trust, and to pay reasonable compensation from the Trust Property to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees and Trustees. The Trustees may pay themselves such compensation for special services, including legal, underwriting, syndicating and brokerage services, as they in good faith may deem reasonable and reimbursement for expenses reasonably incurred by themselves on behalf of the Trust.

Section 5.9            By-laws. The Trustees shall have the exclusive authority to adopt and from time to time amend or repeal By-laws for the conduct of the business of the Trust not inconsistent with this Declaration of Trust. Unless the By-laws specifically require that Shareholders authorize or approve the amendment or repeal of a particular provision of the By-laws, any provision of the By-laws may be amended or repealed by the Trustees without Shareholder authorization or approval.

Section 5.10        Miscellaneous Powers. The Trustees shall have the power to: (a) engage or contract, on behalf of the Trust, with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust; (b) enter into joint ventures, general or limited partnerships and any other combinations or associations; (c) purchase, and pay for entirely out of Trust Property, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisors, distributors, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability; (d) establish pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts for any Trustees, officers, employees and agents of the Trust; (e) make donations, irrespective of benefit to the Trust, for charitable, religious, educational, scientific, civic or similar purpose; (f) to the extent permitted by law, indemnify or reimburse any Person with whom the Trust has dealings, including any officer, advisor, administrator, manager, transfer agent, custodian, distributor or selected dealer, or any other Person as the Trustees may see fit to such extent as the Trustees shall determine; (g) guarantee indebtedness or contractual obligations of others; (h) determine and change the fiscal year of the Trust and the method in which its accounts shall be kept; (i) notwithstanding the Fundamental Policies of the Trust, convert the Trust to a master-feeder structure as herein provided, without Shareholder authorization or approval, unless such authorization or approval is required by the 1940 Act; (j) adopt a seal for the Trust but the absence of such seal shall not impair the validity of any contract or other instrument executed on behalf of the Trust; and (k) distribute to Shareholders all or any part of the earnings or profits, surplus (including paid-in surplus), capital (including paid-in capital) or assets of the Trust, the amount of such distributions and the manner of payment thereof to be solely at the discretion of the Trustees.

Section 5.11        Further Powers. The Trustees shall have the power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such contracts and other instruments, or enter into other arrangements, as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Board of Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Neither the Trust nor the Trustees shall be required to obtain any court order to deal with any of the Trust Property or take any other action hereunder.

Section 5.12        Service Contracts(a).

(a)               Advisory and Management Agreements. Subject to such requirements and restrictions as may be set forth in the By-laws and/or applicable provisions of the 1940 Act, the Board of Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust with any corporation, trust, association or organization or other Person, including any Affiliated Person; and any such contract may contain such other terms as the Board of Trustees may determine, including authority for the Investment Adviser or administrator to determine from time to time without prior consultation with the Board of Trustees what securities, investments, instruments or other assets or Trust Property shall be purchased or otherwise acquired, owned, held, invested or reinvested in, sold, exchanged, transferred, mortgaged, pledged, assigned, negotiated, or otherwise dealt with or disposed of, and what portion, if any, of the Trust Property shall be held uninvested and to make changes in the Trust’s investments, or such other activities as may specifically be delegated to such party.

The Trustees may also authorize the Trust to engage, or authorize the Investment Adviser to engage, one or more sub-investment advisers from time to time to perform such of the acts and services of the Investment Adviser and upon such terms and conditions as may be agreed upon between the Investment Adviser and such sub-investment adviser and approved by the Trustees.

(b)               Distribution Agreements. Subject to compliance with applicable provisions of the 1940 Act, the Board of Trustees may enter into a contract or contracts with one or more Persons to act as underwriters and/or placement agents whereby the Trust may either agree to sell Shares of the Trust, any Series or Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares. In either case, the contract shall be on such terms and conditions as the Board of Trustees may in its discretion determine, not inconsistent with the provisions of this Section 5.12 or the By-laws; and such contract may also provide for the repurchase or sale of Shares of the Trust, any Series or Class by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements with registered securities dealers and brokers and servicing and similar agreements with Persons who are not registered securities dealers to further the purposes of the distribution or repurchase of such Shares.

(c)                Other Arrangements. The Board of Trustees is further empowered, at any time and from time to time, to contract with any Persons to provide such other services to the Trust, as the Board of Trustees determine to be in the best interests of the Trust, including appointing one or more Persons to act as the custodian, transfer agent, dividend disbursing agent, fund accountant, and/or shareholder servicing agent for the Trust, any Series or Class.

(d)               Parties to Contracts. The fact that:

(i)                 any of the Shareholders, Trustees, employees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, Adviser, distributor, or Affiliated Person or agent of or for any corporation, trust, association, organization or other Person, or for any parent or Affiliated Person of any Person with which an Adviser’s, management or administration contract, or custodian, transfer, dividend disbursing, fund accounting, shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such Person, or any parent or Affiliated Person thereof, is a Shareholder or has an interest in the Trust; or that

(ii)               any corporation, trust, association, organization or other Person with which an Adviser’s, management or administration contract, or custodian, transfer, dividend disbursing, fund accounting, shareholder servicing or other type of service contract may have been or may hereafter be made also has an Adviser’s, management or administration contract, or distributor’s contract, or custodian, transfer, dividend disbursing, shareholder servicing or other service contract with one or more other corporations, trusts, associations, organizations, or other Persons, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee, employee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided that the establishment of and performance under each such contract is permissible under applicable provisions of the 1940 Act.

(e)                Modification, Amendment and Waiver. The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Section 5.12 shall in no way be deemed to limit the power and authority of the Trustees as otherwise set forth in this Declaration of Trust to authorize the Fund to engage, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Fund.

ARTICLE VI
Shareholder Voting and Meetings

Section 6.1            Voting Powers. Notwithstanding any other provision of this Declaration of Trust or the By-laws, the Shareholders shall have power to vote only: (i) for the election or removal of Trustees as and to the extent provided in Section 4.1; (ii) with respect to such matters relating to the Trust as may be required by applicable provisions of the 1940 Act or other applicable law; and (iii) as the Trustees may otherwise consider necessary or advisable in their sole discretion. Each whole Interest shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Interest shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided in the By-laws, which may provide that a proxy may be given in writing or by electronic, telephonic or other alternative means, or in any other manner deemed acceptable by the Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any By-laws of the Trust to be taken by Shareholders.

Section 6.2            Meetings of Shareholders. The Trust shall not be required to hold annual meetings of Shareholders unless required by law. Special meetings of the Shareholders may be called by the Trustees for the purpose of acting on any matter requiring the vote or authority of Shareholders as herein provided, or on any other matter deemed by the Trustees to be necessary or desirable. Special meetings may be held at the principal office of the Trust or such other place as the Trustees may designate within or outside the state of Delaware. Special meetings also shall be called by the Trustees for the purpose of removing one or more Trustees upon the written request for such a meeting by Shareholders owning at least 10 percent of the outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time or modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretative releases of the Commission, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record. Shareholders shall be entitled to at least 15 days’ notice of any meeting.

Section 6.3            Quorum and Required Vote. Holders of at least one-third (1/3) of the Shares entitled to vote in person or by proxy shall constitute a Quorum for the transaction of business at a Shareholders’ meeting, except as may otherwise be required by the 1940 Act, other applicable law, this Declaration of Trust or the By-laws. Where any provision of law or of this Declaration of Trust or the Bylaws permits or requires that holders of any Series or Class shall vote as a Series or Class, then holders of at least one-third (1/3) of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class, except as may otherwise be required by the 1940 Act, other applicable law, this Declaration of Trust or the By-laws. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting, without the necessity of further notice unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than one hundred eighty (180) days from the record date for the original meeting, in which case the Board shall set a new record date. If notice of any such adjourned meeting is required pursuant to the preceding sentence, it shall be given to each Shareholder of record entitled to vote at the adjourned meeting. At any adjourned meeting, the Trust may transact any business that might have been transacted at the original meeting.

Except when a larger vote is required by the 1940 Act or other applicable law, any provision of this Declaration of Trust or the By-laws, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee. Shares shall be voted in the aggregate, except when required by the 1940 Act or other applicable law, this Declaration of Trust or the By-laws. Shares shall be voted by individual Series or Class. When the holders of any Series or Class vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

Section 6.4            Action by Written Consent. Any action that may be taken at any meeting of Shareholders may be taken without a meeting, if written or electronic consent to the action is filed with the records of the meetings of Shareholders by the holders of the number of Shares that would be required to approve the matter as provided in Section 6.3 and such action is submitted to Shareholders by the consent of the Board of Trustees. Such written Shareholder consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Section 6.5            Insurance. To the fullest extent permitted by applicable provisions of the 1940 Act and other applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Declaration of Trust.

ARTICLE VII
DISTRIBUTIONS, Repurchases and Redemptions; net asset value

Section 7.1            Distribution of Net Asset Value, Income, and Distributions. Subject to applicable federal law including the 1940 Act and Section 3.11 hereof, the Trustees, in their sole discretion, may prescribe (and delegate to any officer of the Trust or any other Person or Persons the right and obligation to prescribe) such bases and time (including any methodology or plan) for determining the per Share or net asset value of the Shares of the Trust or any Series or Class or net income attributable to the Shares of the Trust or any Series or Class, or the declaration and payment of dividends and distributions on the Shares of the Trust or any Series or Class and the method of determining the Shareholders to whom dividends and distributions are payable, as they may deem necessary or desirable. Without limiting the generality of the foregoing, but subject to applicable federal law including the 1940 Act, any dividend or distribution may be paid in cash and or securities or other property, and the composition of any such distribution shall be determined by the Trustees (or by any officer of the Trust or any other Person or Persons to whom such authority has been delegated by the Trustees) and may be different among Shareholders including differences among Shareholders of the same Series or Class.

Section 7.2            Redemptions and Repurchases.

a)               The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize, and the Trust will pay therefor the net asset value thereof as determined by the Trustees (or by such Person or Persons to whom such determination has been delegated), in accordance with any applicable provisions of this Declaration of Trust and applicable law, less any fees imposed on such redemption. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payment of amounts due and owing by a Shareholder to the applicable Series or the Trust. Unless extraordinary circumstances exist, payment for said Shares shall be made by the Trust to the Shareholder within seven (7) days after the date on which the request for redemption is received in proper form. The obligation set forth in this Section 7.2 is subject to the provision that in the event that any time the New York Stock Exchange (the “Exchange”) is closed for other than weekends or holidays, or if permitted by the rules and regulations or an order of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the Trust or any applicable Series or to determine fairly the value of the net assets held with respect to the Trust or such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. In the case of a suspension of the right of redemption as provided herein, a Shareholder may either withdraw the request for redemption or receive payment based on the net asset value per Share next determined after the termination of such suspension, less any charges or fees imposed on such redemption.

b)       Subject to applicable federal law including the 1940 Act, the redemption price may be paid, in any case or cases, wholly or partly in kind if the Trustees determine in their sole discretion that such payment is advisable in the interest of the remaining Shareholders of the Trust or any applicable Series for which the Shares are being redeemed, and the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees in their sole discretion. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

c)       The Trustees may require any Shareholder or group of Shareholders (including some or all of the Shareholders of any Series or Class) to redeem Shares for any reason as determined by the Trustees, in their sole discretion, including: (i) the determination of the Trustees that direct or indirect ownership of Shares of the Trust or any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series or the Trust as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto; (ii) the failure to supply a tax identification number or other identifying information required to comply with applicable law or regulation; (iii) if the Share activity of the account or ownership of Shares by a particular Shareholder is deemed by the Trustees either to affect adversely the Trust or any Series or not to be in the best interests of the remaining Shareholders of the Trust or any Series or Class; or (iv) the failure of a Shareholder to pay when due the consideration for the purchase of Shares issued to him; or (v) if a shareholder fails to meet or maintain the qualifications for ownership of Shares of a particular Series or Class. Any such redemption shall be effected at the redemption price and in the manner provided in this Article VII.

d)       The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing authority or other applicable laws or regulations.

e)       Subject to applicable federal law including the 1940 Act, and except as otherwise determined by the Trustees, on and after the date of redemption, Shares redeemed pursuant to this Section 7.2 shall no longer be deemed to be outstanding for any purpose and the Shareholder shall cease to have any rights as a holder of such Shares, except for the right to receive payment of the redemption price. However, the Trustees may, among other things, determine that Shares redeemed either before or after a date specified by the Trustees between the record date for such matter and the meeting date for such matter shall be deemed outstanding and retain voting rights, which determination may be made for any reason including that it would not be reasonably practicable to obtain a quorum if all of the Shares redeemed after the record date for such matter and before the voting date no longer were deemed outstanding and earned any voting rights.

ARTICLE VIII
Custodian

The Trustees shall at all times place and maintain the securities and other investments of the Trust in the custody of one or more custodians meeting the requirements of applicable provisions of the 1940 Act or as otherwise permitted by the Commission or its staff. The Trustees, on behalf of the Trust, may enter into one or more agreements with a custodian on terms and conditions acceptable to the Trustees, providing for the custodian, among other things: (i) to hold the securities and other investments owned by the Trust and deliver the same upon written order or oral order confirmed in writing; (ii) to receive and give a receipt for money paid for any moneys due to the Trust and, on behalf of the Trust, deposit the same in its own banking department or elsewhere; (iii) to disburse such funds upon orders or vouchers; (iv) to engage one or more sub-custodians; (v) if authorized by the Trustees, to keep the books and accounts of the Trust and furnish clerical and accounting services; and (vi) if authorized by the Trustees, to compute the net income or net asset value of the Trust. The Trustees may also authorize each custodian to engage one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall meet the qualifications for custodians contained in applicable provisions of the 1940 Act. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities of the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other Person as may be permitted by the Commission, or otherwise in accordance with applicable provisions of the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, sub-custodians or other agents.

ARTICLE IX
Limitation of Liability; INDEMNIFICATION

Section 9.1            Limitation of Liability.

a)                  Except as required by federal law including applicable provisions of the 1940 Act, no Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust, any Series or Class or to any Shareholder or any other Person. The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute bad faith, willful misfeasance, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.

b)                  To the extent that, at law or in equity, a Trustee, officer, employee or agent has duties (including fiduciary duties) and liabilities relating thereto to the Trust, any Series or Class, to the Shareholders or to any other Person, a Trustee, officer, employee or agent acting under this Declaration of Trust shall not be liable to the Trust, to the Shareholders or to any other Person for his or her reliance on the provisions of this Declaration of Trust. The provisions of this Declaration of Trust, to the extent that they restrict the duties and limit the liabilities of the Trustees, officers, employees or agents otherwise existing at law or in equity, replace such other duties and liabilities of such Trustees, officers, employees or agents.

c)                  Except as otherwise expressly set forth herein, the Trustees, officers, employees and agents of the Trust shall not have any personal liability to any Person other than the Trust, any Series or Class, or any Shareholders for any act, omission or obligation of the Trust or any Trustee, and then only for acts constituting bad faith, willful misfeasance, gross negligence or reckless disregard of duties expressly set forth in this Declaration of Trust. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever (including any breach of fiduciary duty and the failure to compel in any way any former or acting Trustee to redress any breach of fiduciary duty or trust or for any errors of judgment or mistakes of fact or law); provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he or she would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as an officer, employee or agent as expressly set forth herein.

d)                  A Trustee shall only be liable for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other Person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be fully protected in relying upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or other agent of the Trust, or by any other Person, as to matters reasonably believed to be within such Person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Trust, any Series or Class, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Trust, any Series or Class or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to Shareholders or creditors of the Trust might properly be paid. The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that Person any standard of care or liability that is greater than that imposed on that Person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee’s rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond or other security, nor any surety if a bond is obtained.

e)                  All Persons extending credit to, contracting with or having any claim against the Trust shall look only to Trust Property of the Trust or any applicable Series or Class that such Person extended credit to, contracted with or has a claim against, and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

f)                   Every written obligation, note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or any Series or Class or the Trustees or officers by any of them in connection with the Trust or any Series or Class shall conclusively be deemed to have been executed or done only in or with respect to his, her or their capacity as Trustee or Trustees, or officer or officers, as the case may be, and such Trustee or Trustees, or officer or officers shall not be personally liable thereon. At the Trustees’ discretion, any written obligation, note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that this Declaration of Trust is on file in the Office of the Secretary of the State of Delaware and that a limitation on liability exists and such written obligation, note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust or the applicable Series or Class by a Trustee or Trustees in such capacity and not individually, or by an officer or officers in such capacity and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust, or the assets held with respect to the applicable Series or Class only and not against the assets of the Trust generally or the assets held with respect to any other Series or Class, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Section 9.2            Indemnification.

a)                  Subject to the exceptions and limitations contained in paragraph (b) below:

i)                        every Person who is, or has been, a Trustee or an officer, employee or agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

ii)                        as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

b)                  To the extent required under applicable provisions of the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

i)                        who shall have been finally adjudicated by a court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties expressly set forth herein; or

ii)                        in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) above resulting in a payment by a Trustee or officer, unless there has been a determination that such Covered Person did not engage in bad faith, willful misfeasance, gross negligence or reckless disregard of the duties expressly set forth herein: (A) by the court or other body approving the settlement or other disposition; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

c)                  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

d)                  To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

e)                  To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 9.2 shall be paid by the Trust and each Series or Class from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series or Class if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this Section 9.2(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

f)                   Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

Section 9.3            Further Indemnification(a). Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.

Section 9.4            Limitation of Personal Liability and Indemnification of Shareholders. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his or her being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the Trust Property of the relevant Series or Class for the payment or performance thereof.

If any Shareholder or former Shareholder of any Series or Class is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all claims and liabilities and reimbursed all legal and other expenses reasonably incurred by him or her in connection with such claim or liability. The Trust, on behalf of the affected Series or Class, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets belonging to the Series or Class.

ARTICLE X
Duration, Reorganization; Amendments

Section 10.1        Termination of the Trust or Any Series or Class.

a)                  Unless terminated as provided herein, the Trust and each Series shall continue in perpetuity. The Trust or any Series may be dissolved, and any Class may be terminated, at any time by the Trustees without Shareholder authorization or approval by written notice to the Shareholders or, in the case of the dissolution of any Series or termination of any Class, to the Shareholders of such Series or Class. Any action to dissolve the Trust shall be deemed to be an action to dissolve each Series, and to terminate each Class.

b)                  In accordance with § 3808 of the Delaware Act, upon the requisite action by the Trustees to dissolve the Trust or any one or more Series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the applicable Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or the assets held with respect to the affected Series to distributable form in cash, securities or other assets, or any combination thereof, and distribute the proceeds to the Shareholders, ratably according to the number of Shares held by the several Shareholders on the date of distribution. Thereupon, any affected Series shall terminate and the Trustees and the Fund shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right title and interest of all parties with respect to such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 10.1(b) that are specified in connection with the dissolution and winding up of the Trust or any Series. Alternatively, in connection with the dissolution of any Series or termination of any Class, the Trustees may treat such dissolution or termination as a redemption of the Shareholders of such Series or Class effected pursuant to Section 7.2(c) hereof, provided that the costs relating to the termination of such Series or Class shall be included in the determination of the net asset value of the Shares of such Series or Class for purposes of determining the redemption price to be paid to the Shareholders of such Series or Class (to the extent not otherwise included in such determination). In connection with the dissolution and liquidation of the Trust or any Series or the termination of any Class, the Trustees may provide for the establishment of a liquidating trust or similar vehicle.

c)                  Upon dissolution of the Trust, following completion of winding up of its business and affairs, the Trustees shall cause a certificate of cancellation of the Certificate of Trust to be filed in accordance with the Delaware Act. Upon the filing of such certificate of cancellation, the Trust shall terminate, the Trustees shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

Section 10.2        Reorganization; Master/Feeder Structure.

a)                  Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder authorization or approval, unless such authorization and approval is required by applicable provisions of the 1940 Act: (i) cause the Trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or, to the extent permitted by law, a series thereof) (including business entities created by the Trustees to accomplish such conversion, merger, reorganization or consolidation) so long as the surviving or resulting entity is an investment company registered under the 1940 Act or, to the extent permitted by law, a series thereof, or, to the extent permitted by law, another pooled investment vehicle or series thereof, and which, in the case of any business entity created by the Trustees to accomplish such conversion, merger, reorganization or consolidation, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act, as applicable, and which, in any case, is formed, organized or existing under the laws of the United States or a state or possession of the United States; (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; (iii) cause the Trust to incorporate or organize under the laws of a state or possession of the United States; or (iv) sell or convey all or substantially all of the assets of the Trust or the assets held with respect to any Series or Class to one or more other Series or Classes or to another trust, partnership, limited liability company, association, corporation or other business entity (or, to the extent permitted by law, a series thereof) (including a business entity created by the Trustees to accomplish such sale and conveyance) organized under the laws of the United States or any state or possession of the United States so long as such entity is an investment company registered under the 1940 Act or a series thereof, or to the extent permitted under applicable law another pooled investment vehicle or series thereof, and which, in the case of any business entity created by the Trustees to accomplish such sale and conveyance, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees, which may or may not include the assumption of liabilities of the Trust or any affected Series or Class as determined by the Trustees and which also may include Shares of such other Series or Class or shares of beneficial interest, stock or other ownership interest in such business entity (or series thereof). Any certificate of merger, certificate of conversion or other applicable certificate may be signed by any one Trustee and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

b)                  Pursuant to and in accordance with the provisions of § 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of reorganization, merger or consolidation approved by the Trustees in accordance with this Section 10.2 may effect any amendment to this Declaration of Trust or effect the adoption of a new governing instrument of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

c)                  Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder authorization or approval unless such Shareholder authorization and approval is required by applicable provisions of the 1940 Act, invest all or a portion of the assets held with respect to one or more Series or Classes, or dispose of all or a portion of the assets held with respect to one or more Series or Classes and invest the proceeds of such disposition, in interests issued by one or more other investment companies registered under the 1940 Act or series thereof or other pooled investment vehicles or series thereof. Any such other investment company or pooled investment vehicle may (but need not) be a trust (formed under the laws of any state or jurisdiction) which is classified as a partnership for federal income tax purposes.

Section 10.3        Amendments. This Declaration of Trust may be amended or otherwise supplemented at any time, without Shareholder authorization or approval (except as specifically provided in this Section 10.3 below), by: (i) an instrument in writing signed by a majority of the Trustees then in office; or (ii) adoption by a majority of the Trustees then in office of a resolution specifying such amendment. Any such amendment to this Declaration of Trust shall be effective immediately upon execution of such instrument or adoption of such resolution (or upon such future date as may be stated therein). No authorization or approval of any Shareholder shall be required for any amendment of this Declaration of Trust, except: (i) as required by applicable provisions of the 1940 Act, but only to the extent so required; or (ii) as determined by the Trustees in their sole discretion. The Certificate of Trust may be amended or restated by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such amendment or restatement shall be effective immediately upon filing in the office of the Delaware Secretary of State or upon such future date as may be stated therein. Notwithstanding anything else herein, no amendment hereof shall limit the indemnification or other rights provided by Article IX with respect to any actions or omissions of Covered Persons prior to such amendment.

ARTICLE XI
Miscellaneous

Section 11.1        Statutory Trust Only. It is the intention of the Trustees to form a statutory trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a statutory trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 11.2        Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees, or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 11.3        Applicable Law.

a)                  The Trust is created under, and this Declaration of Trust is to be governed by and construed and enforced in accordance with, the laws of the State of Delaware. The Trust shall be a Delaware statutory trust pursuant to the Delaware Act, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to statutory trusts or actions that may be engaged in by statutory trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

b)                  Notwithstanding paragraph (a) of this Section 11.3, there shall not be applicable to the Trust, the Trustees or this Declaration of Trust, the provisions of § 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets; (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust; (viii) the requirement that a trust have an identified beneficiary at the time of formation; or (ix) the requirement that a trust have corpus at the time of formation.

Section 11.4        Provisions in Conflict with Laws or Regulations.

a)                  The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with applicable provisions of the 1940 Act, the regulated investment company provisions of the Internal Revenue Code and the regulations thereunder, as applicable, the Delaware Act, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

b)                  If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

Section 11.5        Derivative Actions. In addition to the requirements set forth in § 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

a)                  The Shareholder or Shareholders must make a pre-suit written demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this Section 11.5(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore be excused if a majority of the Trustees, or a majority of any committee established to consider the merits of such action, are Trustees who are not “independent trustees” (as that term is defined in the Delaware Act). Such demand shall be executed by or on behalf of no fewer than three complaining Shareholders, each of which shall be unaffiliated and unrelated (by blood or marriage) to any other complaining Shareholder executing such demand. Such demand shall contain a detailed description of the action or failure to act complained of, the facts upon which such allegation is made and the reasonably estimated damages or other relief sought.

b)                  Unless a demand is not required under paragraph (a) of this Section 11.5, Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold Shares representing ten percent (10%) or more of the total combined net asset value of all Shares issued and outstanding or of the Series or Classes to which such action relates if it does not relate to all Series and Classes, shall join in the request for the Trustees to commence such action.

c)                  Unless a demand is not required under paragraph (a) of this Section 11.5, the Trustees must be afforded a reasonable amount of time, which may be up to one hundred eighty calendar days, to consider such Shareholder request and to investigate the basis of such claim. For purposes of this Section 11.5, the Trustees may designate a committee of one Trustee to consider a Shareholder demand provided that a committee of one Trustee is required to create a committee with a majority of Trustees who are “independent trustees” (as that term is defined in the Delaware Act). The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

d)                  If the demand has been properly made pursuant to this Section 11.5, and a majority of the Trustees, including a majority of the independent trustees, or, if a committee has been appointed, a majority of the members of such committee, have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust, as applicable, the demand shall be rejected and the complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees, or committee thereof, not to pursue the requested action was inconsistent with the standard required of the Trustees or committee under applicable law.

e)                  No Shareholder may bring a direct action claiming injury as a Shareholder of the Trust, or any Series or Class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a Series or Class, unless the Shareholder has suffered an injury distinct from that suffered by Shareholders of the Trust, or the Series or Class, generally. A Shareholder bringing a direct claim must be a Shareholder of the Series or Class against which the direct action is brought at the time of the injury complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time.

Section 11.6        Jurisdiction and Waiver of Jury Trial. In accordance with § 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any Person claiming any interest in any Shares against the Trust, any Series or Class, or the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all Shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN THE SUPERIOR COURT IN THE STATE OF DELAWARE, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW. All Shareholders and other such Persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such Person at the address shown on the books and records of the Trust for such Person or at the address of the Person shown on the books and records of the Trust with respect to the Shares that such Person claims an interest in. Service of process in any such suit, action or proceeding against the Trust or any Trustee or officer of the Trust may be made at the address of the Trust’s registered agent in the State of Delaware. Any service so made shall be effective as if personally made in the State of Delaware.

Section 11.7        Inspection of Records and Reports. Every Trustee shall have the right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents. No Shareholder shall have any right to inspect any account, book or document of the Trust that is not publicly available, except as conferred by the Trustees. The books and records of the Trust may be kept at such place or places as the Trustees may from time to time determine, except as otherwise required by law.

Section 11.8        Filing of Copies, References, Headings, Rules of Construction. The original or a copy of this Declaration of Trust shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate of an officer of the Trust as to any matters in connection with the Trust hereunder, and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this Declaration of Trust. In this Declaration of Trust, references to this Declaration of Trust, and all expressions such as “herein,” “hereof” and “hereunder,” shall be deemed to refer to this Declaration of Trust as a whole and not to any particular article or section unless the context requires otherwise. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Declaration of Trust. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. The terms “include,” “includes” and “including” and any comparable terms shall be deemed to mean “including, without limitation.” The term “Person” whenever used herein shall include individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments, agencies and political subdivisions thereof, whether domestic or foreign.

Section 11.9        Counterparts; Execution of Documents. This Declaration of Trust and any document, consent or instrument referenced in or contemplated by this Declaration of Trust or the By-laws may be executed in any number of counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument: (i) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-laws that is to be executed by one or more Trustees may be executed by means of original, facsimile, .pdf, electronic mail, electronic signature or other electronic means; and (ii) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-laws that is to be delivered by the Trust or one or more Trustees may be delivered by facsimile, .pdf, electronic mail electronic signature or other electronic means, unless, in the case of either clause (i) or (ii), otherwise determined by the Trustees or required by applicable law.

IN WITNESS WHEREOF, the Trustees named below, being the initial Trustees of the Trust, do hereby make and enter into this Agreement and Declaration of Trust of Federated MDT Equity Trust as of the date first written above.

/s/ John T. Collins John T. Collins	/s/ J. Christopher Donahue J. Christopher Donahue
/s/ John B. Fisher John B. Fisher	/s/ G. Thomas Hough G. Thomas Hough
/s/ Maureen Lally-Green Maureen Lally-Green	/s/ Peter E. Madden Peter E. Madden
/s/ Charles F. Mansfield, Jr. Charles F. Mansfield, Jr.	/s/ Thomas M. O’Neill Thomas M. O’Neill
/s/ P. Jerome Richey P. Jerome Richey	/s/ John S. Walsh John S. Walsh

Schedule A

to the Declaration of Trust for Federated MDT Equity Trust

(Series and Classes of Federated MDT Equity Trust

as of July 12, 2017)

The following is a complete list, as of the above date, of the Series and Classes of the Federate MDT Equity Trust, established pursuant to Section 3.11 of the Declaration of Trust thereof.

Federated MDT Large Cap Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Class T Shares

Institutional Shares

Service Shares

AMENDMENT #1
TO THE AGREEMENT AND DECLARATION OF TRUST OF
FEDERATED MDT EQUITY TRUST

Effective August 15, 2018

1)	The name of the Trust shall be amended to read: “FIRST: the name of the Trust is: Federated Adviser Series.”
2)	Delete Article IX, Section 9.2 Indemnification and Article IX, Section 9.3 Further Indemnification in their entirety and replace with the following:

Section 9.2 Indemnification.

(a)	Subject to the exceptions and limitations contained in subsection (b) below;

(i)	every person who is, or has been, a Trustee or an officer, employee or agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with: (A) any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof; and (B) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust, or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative.

(ii)	as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b)	To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person;
(i)	who shall have been finally adjudicated by a court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties expressly set forth herein; or
(ii)	in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) above resulting in a payment by a Trustee or officer, unless there has been a determination that such Covered Person did not engage in bad faith, willful misfeasance, gross negligence or reckless disregard of the duties expressly set forth herein: (A) by the court or other body approving the settlement or other disposition; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c)	The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(d)	To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
(e)	To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, proceeding or other matter of the character described in subsection (a) of this Section 9.2 shall be paid by the Trust and each Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification 24 under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this Section 9.2(e) shall under no circumstances be considered a “loan” under the Sarbanes- Oxley Act of 2002, as amended from time to time, or for any other reason.
(f)	Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

Section 9.3 Further Indemnification.

Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article VII unless otherwise required under applicable law.

3)       Schedule A to the Declaration of Trust be amended as follows:

Schedule A

to the Declaration of Trust for Federated Adviser Series

(Series and Classes as of August 17, 2018)

The following is a complete list, as of the above date, of the Series and Classes of the Federated Adviser Series, established pursuant to Section 3.11 of the Declaration of Trust thereof.

Federated MDT Large Cap Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Class T Shares

Institutional Shares

Service Shares

Federated Hermes SDG Engagement Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

AMENDMENT #2
TO THE AGREEMENT AND DECLARATION OF TRUST OF
FEDERATED ADVISER SERIES

Effective November 15th, 2018

Schedule A to the Declaration of Trust is amended as follows:

Schedule A

to the Declaration of Trust for Federated Adviser Series

(Series and Classes as of November 15, 2018)

The following is a complete list, as of the above date, of the Series and Classes of the Federated Adviser Series, established pursuant to Section 3.11 of the Declaration of Trust thereof.

Federated MDT Large Cap Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Class T Shares

Institutional Shares

Service Shares

Federated Hermes SDG Engagement Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Absolute Return Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Global Small Cap Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Unconstrained Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

AMENDMENT #3
TO THE AGREEMENT AND DECLARATION OF TRUST OF
FEDERATED ADVISER SERIES

Effective February 14, 2019

Schedule A to the Declaration of Trust is amended as follows:

Schedule A

to the Declaration of Trust for Federated Adviser Series

(Series and Classes as of February 14, 2019)

The following is a complete list, as of the above date, of the Series and Classes of the Federated Adviser Series, established pursuant to Section 3.11 of the Declaration of Trust thereof.

Federated MDT Large Cap Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Class T Shares

Institutional Shares

Service Shares

Federated Hermes SDG Engagement Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Absolute Return Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Global Small Cap Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Unconstrained Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes International Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

AMENDMENT #4
TO THE AGREEMENT AND DECLARATION OF TRUST OF
FEDERATED ADVISER SERIES

Effective May 16, 2019

Schedule A to the Declaration of Trust is amended as follows:

Schedule A

to the Declaration of Trust for Federated Adviser Series

(Series and Classes as of May 16, 2019)

The following is a complete list, as of the above date, of the Series and Classes of the Federated Adviser Series, established pursuant to Section 3.11 of the Declaration of Trust thereof.

Federated MDT Large Cap Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Class T Shares

Institutional Shares

Service Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes SDG Engagement Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Absolute Return Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Global Small Cap Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

(Continued on next page)

Federated Hermes Unconstrained Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes International Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated International Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated International Growth Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

AMENDMENT #5
TO THE AGREEMENT AND DECLARATION OF TRUST OF
FEDERATED ADVISER SERIES

Effective September 18, 2019

Schedule A to the Declaration of Trust is amended as follows:

Schedule A

to the Declaration of Trust for Federated Adviser Series

(Series and Classes as of May 29, 2019)

The following is a complete list, as of the above date, of the Series and Classes of the Federated Adviser Series, established pursuant to Section 3.11 of the Declaration of Trust thereof.

Federated MDT Large Cap Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Class T Shares

Institutional Shares

Service Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes SDG Engagement Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes SDG Engagement High Yield Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Absolute Return Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

(Continued on next page)

Federated Hermes Global Small Cap Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Unconstrained Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes International Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated International Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated International Growth Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

AMENDMENT #6
TO THE AGREEMENT AND DECLARATION OF TRUST OF
FEDERATED ADVISER SERIES

Effective June 1, 2020

Schedule A to the Declaration of Trust is amended as follows:

Schedule A

to the Declaration of Trust for Federated Adviser Series

(Series and Classes as of June 1, 2020)

The following is a complete list, as of the above date, of the Series and Classes of the Federated Adviser Series, established pursuant to Section 3.11 of the Declaration of Trust thereof.

Federated MDT Large Cap Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Class T Shares

Institutional Shares

Service Shares

Federated Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes SDG Engagement Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes SDG Engagement High Yield Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Absolute Return Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

(Continued on next page)

Federated Hermes Global Small Cap Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Unconstrained Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes US SMID Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes International Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated International Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated International Growth Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

AMENDMENT #7
TO THE AGREEMENT AND DECLARATION OF TRUST OF
FEDERATED HERMES ADVISER SERIES

Effective June 26, 2020

A.	Strike Section 1 of Article 1 from the Declaration of Trust and substitute in its place the following:

This Trust shall be known as Federated Hermes Adviser Series, pursuant to resolutions approved by the Board of Trustees at a meeting held February 13, 2020 to be effective June 26, 2020 and the Trustees may conduct business of the Trust under the name or any other name as they may determine from time to time.

Schedule A to the Declaration of Trust is amended as follows:

Schedule A

to the Declaration of Trust for Federated Hermes Adviser Series

(Series and Classes as of June 26, 2020)

The following is a complete list, as of the above date, of the Series and Classes of the Federated Adviser Series, established pursuant to Section 3.11 of the Declaration of Trust thereof.

Federated Hermes MDT Large Cap Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Class T Shares

Institutional Shares

Service Shares

Federated Hermes Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes SDG Engagement Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes SDG Engagement High Yield Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Absolute Return Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

(Continued on next page)

Federated Hermes Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Global Small Cap Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Unconstrained Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes US SMID Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes International Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes International Developed Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes International Growth Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

AMENDMENT #8
TO THE AGREEMENT AND DECLARATION OF TRUST OF
FEDERATED HERMES ADVISER SERIES

Effective November 30, 2020

Schedule A to the Declaration of Trust is amended as follows:

Schedule A

to the Declaration of Trust for Federated Hermes Adviser Series

(Series and Classes as of November 30, 2020

The following is a complete list, as of the above date, of the Series and Classes of the Federated Adviser Series, established pursuant to Section 3.11 of the Declaration of Trust thereof.

Federated Hermes MDT Large Cap Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Service Shares

Federated Hermes Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes SDG Engagement Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes SDG Engagement High Yield Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Absolute Return Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

(Continued on next page)

Federated Hermes Global Small Cap Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Unconstrained Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes US SMID Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes International Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes International Developed Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes International Growth Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

AMENDMENT #9
TO THE AGREEMENT AND DECLARATION OF TRUST OF
FEDERATED HERMES ADVISER SERIES

Schedule A to the Declaration of Trust is amended as follows:

Schedule A

to the Declaration of Trust for Federated Hermes Adviser Series

(Series and Classes as of January 29, 2021

The following is a complete list, as of the above date, of the Series and Classes of the Federated Adviser Series, established pursuant to Section 3.11 of the Declaration of Trust thereof.

Federated Hermes Absolute Return Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Conservative Microshort Fund

Class A Shares

Institutional Shares

Federated Hermes Conservative Municipal Microshort Fund

Class A Shares

Institutional Shares

Federated Hermes Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Global Small Cap Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes International Developed Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes International Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

(continued on next page)

Federated Hermes International Growth Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes MDT Large Cap Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Service Shares

Federated Hermes MDT Market Neutral Fund

Class A Shares

Institutional Shares

Federated Hermes SDG Engagement Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes SDG Engagement High Yield Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Unconstrained Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes US SMID Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

AMENDMENT #10
TO THE AGREEMENT AND DECLARATION OF TRUST OF
FEDERATED HERMES ADVISER SERIES

Schedule A to the Declaration of Trust is amended as follows:

Schedule A

to the Declaration of Trust for Federated Hermes Adviser Series

(Series and Classes as of May 12, 2022

The following is a complete list, as of the above date, of the Series and Classes of the Federated Adviser Series, established pursuant to Section 3.11 of the Declaration of Trust thereof.

Federated Hermes Absolute Return Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Conservative Microshort Fund

Class A Shares

Institutional Shares

Federated Hermes Conservative Municipal Microshort Fund

Class A Shares

Institutional Shares

Federated Hermes Emerging Markets Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Global Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes International Developed Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes International Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

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Federated Hermes International Growth Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes MDT Large Cap Value Fund

Class A Shares

Class B Shares

Class C Shares

Class R Shares

Class R6 Shares

Institutional Shares

Service Shares

Federated Hermes MDT Market Neutral Fund

Class A Shares

Institutional Shares

Federated Hermes SDG Engagement Equity Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes SDG Engagement High Yield Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes Unconstrained Credit Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares

Federated Hermes US SMID Fund

Class A Shares

Class C Shares

Institutional Shares

Class R6 Shares